                                               ANNUAL REPORT | December 31, 2002

                                                                      The Strong

                                                                  Mid Cap Growth

                                                                         Fund II


                             [PHOTO APPEARS HERE]

Table of Contents

Investment Review
   Strong Mid Cap Growth Fund II ............................................  2

Financial Information

   Schedule of Investments in Securities
   Strong Mid Cap Growth Fund II ............................................  4
   Statement of Assets and Liabilities.......................................  7
   Statement of Operations...................................................  8
   Statements of Changes in Net Assets ......................................  9
   Notes to Financial Statements ............................................ 10

Financial Highlights......................................................... 14

Report of Independent Accountants ........................................... 15

Directors and Officers ...................................................... 16

                                                                   [STRONG LOGO]

Strong Mid Cap Growth Fund II
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Mid Cap Growth Fund II seeks capital growth. Under normal market conditions, the Fund invests at least 80% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index* at the time of investment. The Fund can invest in futures and options transactions for hedging and risk-management purposes. It may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 12-31-02

                              [CHART APPEARS HERE]

                   The Strong            Russell            Lipper Mid-
                 Mid Cap Growth         Midcap(R)           Cap Growth
                    Fund II              Index*            Funds Index*
Jan 97              $10,720             $10,374              $10,256
Feb 97              $10,320             $10,358              $ 9,574
Mar 97              $ 9,720             $ 9,918              $ 8,846
Apr 97              $10,110             $10,165              $ 8,769
May 97              $10,830             $10,907              $ 9,912
Jun 97              $11,370             $11,263              $10,329
Jul 97              $12,810             $12,203              $10,960
Aug 97              $12,590             $12,071              $10,929
Sep 97              $13,310             $12,759              $11,712
Oct 97              $12,740             $12,263              $11,056
Nov 97              $12,680             $12,555              $10,879
Dec 97              $12,975             $12,901              $11,134
Jan 98              $12,672             $12,658              $10,924
Feb 98              $13,683             $13,647              $11,851
Mar 98              $14,392             $14,295              $12,465
Apr 98              $14,329             $14,330              $12,519
May 98              $13,913             $13,887              $11,789
Jun 98              $15,122             $14,079              $12,332
Jul 98              $14,830             $13,408              $11,511
Aug 98              $12,600             $11,263              $ 9,029
Sep 98              $13,433             $11,992              $ 9,971
Oct 98              $13,652             $12,810              $10,338
Nov 98              $14,767             $13,416              $11,123
Dec 98              $16,695             $14,203              $12,558
Jan 99              $17,456             $14,179              $13,181
Feb 99              $16,653             $13,707              $12,158
Mar 99              $18,590             $14,137              $13,024
Apr 99              $20,615             $15,181              $13,559
May 99              $19,801             $15,137              $13,502
Jun 99              $21,293             $15,671              $14,590
Jul 99              $20,845             $15,241              $14,391
Aug 99              $21,387             $14,846              $14,318
Sep 99              $21,951             $14,324              $14,736
Oct 99              $24,310             $15,003              $16,039
Nov 99              $27,013             $15,435              $18,050
Dec 99              $31,700             $16,793              $21,816
Jan 00              $31,533             $16,237              $21,441
Feb 00              $38,861             $17,485              $26,814
Mar 00              $37,305             $18,486              $24,927
Apr 00              $32,086             $17,611              $21,639
May 00              $29,352             $17,145              $19,694
Jun 00              $33,224             $17,652              $22,754
Jul 00              $32,848             $17,454              $21,810
Aug 00              $37,566             $19,127              $24,662
Sep 00              $35,364             $18,854              $23,477
Oct 00              $32,274             $18,563              $21,579
Nov 00              $23,767             $16,892              $17,066
Dec 00              $26,997             $18,178              $18,296
Jan 01              $29,176             $18,471              $18,545
Feb 01              $23,448             $17,346              $15,763
Mar 01              $20,424             $16,270              $14,091
Apr 01              $23,208             $17,662              $15,948
May 01              $23,357             $17,991              $16,080
Jun 01              $23,026             $17,821              $16,017
Jul 01              $21,440             $17,311              $15,175
Aug 01              $19,317             $16,646              $14,158
Sep 01              $15,335             $14,638              $12,116
Oct 01              $16,796             $15,218              $12,790
Nov 01              $18,382             $16,493              $13,841
Dec 01              $18,690             $17,156              $14,441
Jan 02              $18,234             $17,053              $13,889
Feb 02              $16,271             $16,872              $13,198
Mar 02              $18,211             $17,884              $14,030
Apr 02              $16,476             $17,537              $13,564
May 02              $15,803             $17,339              $13,111
Jun 02              $14,137             $16,177              $11,933
Jul 02              $12,334             $14,598              $10,646
Aug 02              $12,118             $14,678              $10,519
Sep 02              $11,079             $13,324              $ 9,866
Oct 02              $11,764             $13,997              $10,363
Nov 02              $12,643             $14,969              $10,979
Dec 02              $11,673             $14,379              $10,330

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstance subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was another difficult period for growth stock investors and for the Fund. For the third year in a row, the growth style of investing underperformed value-oriented stocks. The mid-cap growth universe consists of a preponderance of technology- and biotechnology-related companies, which can experience greater volatility in times of severe market weakness.

A year of volatility despite economic improvement

Following modest losses in the first quarter, the Fund's NAV declined sharply in the second and third quarters, before rebounding somewhat in the fourth quarter. On the whole, U.S. equity markets were under pressure the entire year, despite evidence that the U.S. economy was exhibiting moderate growth, low inflation, and strong productivity gains.

Frustrated by the absence of broad sustainable rallies in U.S. equity markets, investors flocked to more defensive sectors of the equity markets, such as energy, financial services, and consumer goods companies. In addition, investors adopted a short-term trading mentality, rather than a longer-term approach. The traditional growth-oriented stalwarts, namely software, telecommunication, and computer hardware, faced serious headwinds as businesses continued to reduce their capital spending. Recovery that was anticipated for the second half of the year failed to materialize as investors began to question the durability of the economic recovery.

Perhaps the most important factor that affected the market and ultimately the Fund's performance during 2002 was investor trust and confidence in Wall Street. For the first time since 1988, stock funds suffered net redemptions. Widely reported accusations involving Enron, accounting firm Arthur Andersen, and the brokerage industry aggravated investors who came to trust neither corporate financial statements nor those compiling the figures. We view recent regulatory measures and high-profile indictments as important steps toward restoring this confidence.

Technology leading to underperformance

The Fund's performance in 2002 was hurt by its technology holdings, as well as by broad-based market weakness. Technology stocks performed in line with the overall market early in the year, but a softening trend in business information technology spending then renewed the pressure on technology share prices. Although corporate spending did turn less negative, given its muted and irregular pattern, technology stocks remained volatile. Nonetheless, there were pockets of strength within the sector. The Fund's consumer-related technology holdings, such as publishers of popular software packages, held up well, even as key holdings in enterprise software and semiconductors struggled.

On a more positive note, consumer spending continued to grow in an otherwise lackluster economic year. Buoyed by low interest rates and a strong housing market, consumers continued to spend in spite of rising unemployment, lower stock prices, and geopolitical uncertainty. The Fund's holdings in homebuilders, specialty retailers, and restaurants performed relatively well in 2002. The Fund also benefited from investments in more-stable growth companies in the healthcare sector.

Looking at the year ahead

Measuring the difference from market peak to market trough, the bear market of 2000-2002 now matches the one that took place in 1973-1974 -- but the current one has lasted more than 200 days longer! So, it's not surprising that investors are discouraged. Caution, fear, and concern for the future have replaced the aggressive optimism of the 1990s.

As is often said, markets climb a wall of worry. The fears elicited by the war on terror, the "Axis of Evil," and the weakening job market form a formidable wall, but positive progress is possible. As growth managers, we fervently believe that over the long term, the path of earnings growth is what drives stock prices. We remain focused on selecting companies with improving balance sheets, strong competitive positioning, and high-quality management teams. When the negativity subsides and the underlying strength of the U.S. economy is once again apparent to all, we believe these companies should lead the market higher, driven in part by solid earnings improvement.

We appreciate your patience and support after such a difficult period. Thank you for your investment in the Strong Mid Cap Growth Fund II.

Ronald C. Ognar
Portfolio Co-Manager

Derek V. W. Felske
Portfolio Co-Manager

Average Annual Total Returns/1/
As of 12-31-02
-----------------------------------------------
        1-year                          -37.55%

        3-year                          -28.32%

        5-year                           -2.09%

        Since Fund Inception              2.61%
        (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ The Fund's returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2002
--------------------------------------------------------------------------------
                          STRONG MID CAP GROWTH FUND II

                                                      Shares or
                                                      Principal      Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.1%
Commercial Services - Security/Safety 1.0%
Identix, Inc. (b)                                     168,000       $   865,200
Invision Technologies, Inc. (b)                        29,500           777,620
                                                                    -----------
                                                                      1,642,820

Computer - Graphics 1.9%
Autodesk, Inc.                                        112,000         1,601,600
Cadence Design Systems, Inc. (b)                       77,800           917,262
NVIDIA Corporation (b)                                 67,000           771,170
                                                                    -----------
                                                                      3,290,032

Computer - Local Networks 1.6%
Emulex Corporation (b)                                 39,300           729,015
Juniper Networks, Inc. (b)                             82,000           557,600
QLogic Corporation (b)                                 42,600         1,470,126
                                                                    -----------
                                                                      2,756,741

Computer - Memory Devices 0.5%
Network Appliance, Inc. (b)                            89,500           895,000

Computer - Peripheral Equipment 0.9%
Lexmark International Group, Inc. (b)                  24,300         1,470,150

Computer - Services 0.7%
Acxiom Corporation (b)                                 79,500         1,222,710

Computer Software - Desktop 0.8%
Adobe Systems, Inc.                                    56,600         1,409,906

Computer Software -  Education/Entertainment 0.9%
Take-Two Interactive Software, Inc. (b)                67,500         1,585,575

Computer Software - Enterprise 5.5%
BMC Software, Inc. (b)                                 52,500           898,275
Business Objects SA Sponsored ADR (b)                  86,000         1,290,000
Citrix Systems, Inc. (b)                               45,000           554,400
Cognos, Inc. (b)                                       68,000         1,594,600
Documentum, Inc. (b)                                   64,000         1,002,240
Mercury Interactive Corporation (b)                    36,500         1,082,225
PeopleSoft, Inc. (b)                                   80,600         1,474,980
TIBCO Software, Inc. (b)                              116,500           719,970
VERITAS Software Corporation (b)                       51,000           796,620
                                                                    -----------
                                                                      9,413,310

Computer Software - Financial 1.2%
Intuit, Inc. (b)                                       44,600         2,092,632

Computer Software - Security 0.6%
Symantec Corporation (b)                               26,100         1,055,745

Diversified Operations 0.5%
Agilent Technologies, Inc. (b)                         51,000           915,960

Electrical - Control Instruments 0.8%
Danaher Corporation                                    21,100         1,386,270

Electronics - Miscellaneous Components 0.4%
Vishay Intertechnology, Inc. (b)                       67,000           749,060

Electronics - Scientific Instruments 1.4%
Teradyne, Inc. (b)                                    191,000         2,484,910

Electronics - Semiconductor Equipment 3.8%
ASM International NV (b)                               82,000         1,057,800
KLA-Tencor Corporation (b)                             51,500         1,821,555
Lam Research Corporation (b)                           94,000         1,015,200
Novellus Systems, Inc. (b)                             93,500         2,625,480
                                                                    -----------
                                                                      6,520,035

Electronics - Semiconductor Manufacturing 8.4%
Altera Corporation (b)                                126,800         1,564,712
Analog Devices, Inc. (b)                               52,000         1,241,240
Atmel Corporation (b)                                 172,000           383,560
Broadcom Corporation Class A (b)                       66,500         1,001,490
Fairchild Semiconductor Corporation Class A (b)        69,500           744,345
Genesis Microchip, Inc. (b)                            63,000           822,150
International Rectifier Corporation (b)                52,000           959,920
Maxim Integrated Products, Inc.                        50,500         1,668,520
Microchip Technology, Inc.                             65,100         1,591,695
National Semiconductor Corporation (b)                 94,700         1,421,447
PMC-Sierra, Inc. (b)                                   86,000           478,160
RF Micro Devices, Inc. (b)                            104,500           765,985
Xilinx, Inc. (b)                                       85,000         1,751,000
                                                                    -----------
                                                                     14,394,224

Electronics Products - Miscellaneous 2.2%
Flextronics International, Ltd. (b)                   289,200         2,368,548
Jabil Circuit, Inc. (b)                                35,700           639,744
Solectron Corporation (b)                             203,000           720,650
                                                                    -----------
                                                                      3,728,942

Energy - Other 0.5%
Calpine Corporation (b)                               256,000           834,560

Finance - Consumer/Commercial Loans 2.2%
Capital One Financial Corporation                      43,500         1,292,820
SLM Corporation                                        23,200         2,409,552
                                                                    -----------
                                                                      3,702,372

Finance - Investment Brokers 2.8%
The Bear Stearns Companies, Inc.                       33,600         1,995,840
Lehman Brothers Holdings, Inc.                         15,000           799,350
Merrill Lynch & Company, Inc.                          52,500         1,992,375
                                                                    -----------
                                                                      4,787,565

Finance - Investment Management 0.6%
T. Rowe Price Group, Inc.                              37,000         1,009,360

Finance - Publicly Traded Investment Funds -
  Equity 1.9%
Biotech Holders Trust                                  18,400         1,555,904
Semiconductor Holders Trust                            73,500         1,628,025
                                                                    -----------
                                                                      3,183,929

Finance - Publicly Traded Investment Funds -
  Equity (Non 40 Act) 3.5%
Internet HOLDRs Trust (b)                              35,500           875,075
Oil Service Holders Trust                              22,800         1,306,440
Software Holders Trust                                 97,000         2,618,030
Telecom Holders Trust                                  44,000         1,182,280
                                                                    -----------
                                                                      5,981,825

Household - Audio/Video 0.9%
Harman International Industries, Inc.                  25,500         1,517,250

Insurance - Diversified 0.5%
Principal Financial Group, Inc.                        30,500           918,965

Insurance - Property/Casualty/Title 0.3%
RenaissanceRe Holdings, Ltd.                           15,000           594,000

--------------------------------------------------------------------------------
                   STRONG MID CAP GROWTH FUND II (continued)

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Internet - E*Commerce 2.5%
Amazon.com, Inc. (b)                                     68,000     $ 1,284,520
E*Trade Group, Inc. (b)                                 241,800       1,175,148
Hotels.com Class A (b)                                   33,500       1,830,105
                                                                    -----------
                                                                      4,289,773

Internet - Internet Service Provider/Content 0.7%
Yahoo! Inc. (b)                                          75,000       1,226,250

Internet - Network Security/Solutions 0.3%
VeriSign, Inc. (b)                                       57,100         457,942

Internet - Software 1.0%
BEA Systems, Inc. (b)                                   153,000       1,754,910

Leisure - Gaming 1.1%
International Game Technology (b)                        12,500         949,000
MGM Mirage, Inc. (b)                                     29,000         956,130
                                                                    -----------
                                                                      1,905,130

Machinery - Farm 0.5%
AGCO Corporation (b)                                     37,500         828,750

Media - Radio/TV 1.7%
Univision Communications, Inc. Class A (b)              121,800       2,984,100

Medical - Biomedical/Genetics 6.4%
Affymetrix, Inc. (b)                                     31,000         709,590
Biogen, Inc. (b)                                         41,000       1,642,460
Celgene Corporation (b)                                  26,000         558,220
Genzyme Corporation (b)                                  90,200       2,667,214
Gilead Sciences, Inc. (b)                                53,800       1,829,200
Human Genome Sciences, Inc. (b)                          58,500         515,385
ImClone Systems, Inc. (b)                                54,500         578,845
Medimmune, Inc. (b)                                      55,700       1,513,369
Myriad Genetics, Inc. (b)                                66,500         970,900
                                                                    -----------
                                                                     10,985,183

Medical - Ethical Drugs 1.2%
Biovail Corporation International (b)                    81,100       2,141,851

Medical - Generic Drugs 1.2%
Taro Pharmaceutical Industries, Ltd. (b)                 33,800       1,270,880
Watson Pharmaceuticals, Inc. (b)                         30,500         862,235
                                                                    -----------
                                                                      2,133,115

Medical - Health Maintenance Organizations 2.5%
Anthem, Inc. (b)                                         16,600       1,044,140
First Health Group Corporation (b)                       43,000       1,047,050
Oxford Health Plans, Inc. (b)                            28,000       1,020,600
WellPoint Health Networks, Inc. (b)                      16,600       1,181,256
                                                                    -----------
                                                                      4,293,046

Medical - Hospitals 2.0%
Community Health Systems, Inc. (b)                       58,500       1,204,515
Universal Health Services, Inc. Class B (b)              48,000       2,164,800
                                                                    -----------
                                                                      3,369,315

Medical - Instruments 0.3%
Applera Corporation-Applied Biosystems Group             27,000         473,580

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                            16,000         868,960

Medical/Dental - Services 0.5%
Caremark Rx, Inc. (b)                                    50,800         825,500

Oil & Gas - Drilling 4.6%
ENSCO International, Inc.                               121,300       3,572,285
GlobalSantaFe Corporation                                68,900       1,675,648
Nabors Industries, Ltd. (b)                              44,500       1,569,515
Patterson Utility Energy, Inc. (b)                       38,000       1,146,460
                                                                    -----------
                                                                      7,963,908

Oil & Gas - Field Services 1.7%
BJ Services Company (b)                                  46,200       1,492,722
Halliburton Company                                      79,500       1,487,445
                                                                    -----------
                                                                      2,980,167

Oil & Gas - International Integrated 0.5%
Murphy Oil Corporation                                   22,000         942,700

Oil & Gas - Machinery/Equipment 2.8%
Cooper Cameron Corporation (b)                           31,600       1,574,312
Smith International, Inc.(b)                            101,900       3,323,978
                                                                    -----------
                                                                      4,898,290
Oil & Gas - United States Exploration &
 Production 2.2%
Noble Energy, Inc.                                       52,000       1,952,600
Ocean Energy, Inc.                                       89,400       1,785,318
                                                                    -----------
                                                                      3,737,918
Retail - Apparel/Shoe 3.1%
Chicos FAS, Inc. (b)                                     96,100       1,817,251
Coach, Inc. (b)                                          33,200       1,092,944
The TJX Companies, Inc.                                  72,300       1,411,296
Too, Inc. (b)                                            46,000       1,081,920
                                                                    -----------
                                                                      5,403,411

Retail - Home Furnishings 1.3%
Bed Bath & Beyond, Inc. (b)                              38,200       1,319,046
Pier 1 Imports, Inc.                                     48,200         912,426
                                                                    -----------
                                                                      2,231,472
Retail - Major Discount Chains 1.3%
Family Dollar Stores, Inc.                               71,900       2,243,999

Retail - Miscellaneous/Diversified 1.9%
Michaels Stores, Inc. (b)                               104,800       3,280,240

Retail - Restaurants 1.1%
P.F. Chang's China Bistro, Inc. (b)                      26,500         961,950
Panera Bread Company Class A (b)                         24,500         852,845
                                                                    -----------
                                                                      1,814,795
Retail/Wholesale - Computer/Cellular 1.0%
CDW Computer Centers, Inc. (b)                           40,000       1,754,000

Retail/Wholesale - Jewelry 0.6%
Tiffany & Company                                        42,400       1,013,784

Retail/Wholesale - Office Supplies 2.4%
Office Depot, Inc. (b)                                  154,700       2,283,372
Staples, Inc. (b)                                        96,100       1,758,630
                                                                    -----------
                                                                      4,042,002
Steel - Producers 1.0%
Nucor Corporation                                        40,000       1,652,000

Telecommunications - Cellular 1.5%
Nextel Communications, Inc. Class A (b)                 158,000       1,824,900
Sprint Corporation - PCS Group (b)                      191,000         836,580
                                                                    -----------
                                                                      2,661,480

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 2002
--------------------------------------------------------------------------------

                    STRONG MID CAP GROWTH FUND II (continued)

                                                     Shares or
                                                     Principal        Value
                                                       Amount       (Note 2)
------------------------------------------------------------------------------
Telecommunications - Equipment 1.6%
CIENA Corporation (b)                                  134,000    $    688,760
Comverse Technology, Inc. (b)                           70,000         701,400
Corning, Inc. (b)                                      201,000         665,310
JDS Uniphase Corporation (b)                           266,400         658,007
                                                                  ------------
                                                                     2,713,477
Telecommunications - Services 0.8%
Qwest Communications International, Inc. (b)           263,000       1,315,000
------------------------------------------------------------------------------
Total Common Stocks (Cost $169,816,894)                            168,729,896
------------------------------------------------------------------------------
Short-Term Investments (a) 3.9%
Repurchase Agreements 2.8%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
 Due 1/02/03 (Repurchase proceeds
 $3,400,236); Collateralized by: United States
 Government & Agency Issues (c)                     $3,400,000       3,400,000
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds
 $1,424,679); Collateralized by United States
 Government & Agency Issues (c)                      1,424,600       1,424,600
                                                                  ------------
                                                                     4,824,600
United States Government Issues 1.1%
United States Treasury Bills, Due 2/13/03
 thru 2/20/03                                        1,875,000       1,872,473
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,696,919)                       6,697,073
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities (Cost $176,513,813) 102.0%         175,426,969
Other Assets and Liabilities, Net (2.0%)                            (3,490,659)
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $171,936,310
==============================================================================

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------
                                                     Contracts        Premiums
------------------------------------------------------------------------------
Options outstanding at beginning of year                    --    $         --
Options written during the year                            910         471,756
Options closed                                            (910)       (471,756)
Options expired                                             --              --
Options exercised                                           --              --
                                                    ----------    ------------
Options outstanding at end of year                          --    $         --
                                                    ==========    ============

LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                         Strong Mid Cap
                                                                         Growth Fund II
                                                                         --------------
Assets:
   Investments in Securities, at Value (Cost of $176,513,813)            $   175,426,969
   Dividends and Interest Receivable                                              33,444
   Other Assets                                                                   49,595
                                                                         ---------------
   Total Assets                                                              175,510,008

Liabilities:
   Payable for Securities Purchased                                            3,454,549
   Variation Margin Payable                                                       17,836
   Accrued Operating Expenses and Other Liabilities                              101,313
                                                                         ---------------
   Total Liabilities                                                           3,573,698
                                                                         ---------------
Net Assets                                                               $   171,936,310
                                                                         ===============

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                         $   513,196,381
   Undistributed Net Investment Income (Loss)                                         --
   Undistributed Net Realized Gain (Loss)                                   (340,173,227)
   Net Unrealized Appreciation (Depreciation)                                 (1,086,844)
                                                                         ---------------
   Net Assets                                                            $   171,936,310
                                                                         ===============
Capital Shares Outstanding (Unlimited Number Authorized)                      16,812,759

Net Asset Value Per Share                                                $         10.23
                                                                         ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                             Strong Mid Cap
                                                                             Growth Fund II
                                                                             --------------
Income:
   Dividends (net of foreign withholding taxes of $6,569)                    $       468,754
   Interest                                                                          198,000
                                                                             ---------------
   Total Income                                                                      666,754

Expenses:
   Investment Advisory Fees                                                        1,755,548
   Administrative Fees                                                               702,219
   Custodian Fees                                                                     46,798
   Shareholder Servicing Costs                                                       820,572
   Other                                                                             116,492
                                                                             ---------------
   Total Expenses before Expense Offsets                                           3,441,629
   Expense Offsets (Note 4)                                                         (707,073)
                                                                             ---------------
   Expenses, Net                                                                   2,734,556
                                                                             ---------------
Net Investment Income (Loss)                                                      (2,067,802)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                (97,175,810)
     Futures Contracts                                                             1,530,086
     Written Options                                                                  52,026
                                                                             ---------------
     Net Realized Gain (Loss)                                                    (95,593,698)
   Net Change in Unrealized Appreciation/Depreciation on Investments             (19,016,326)
                                                                             ---------------
Net Gain (Loss) on Investments                                                  (114,610,024)
                                                                             ---------------
Net Increase (Decrease) in Net Assets Resulting from Operations                ($116,677,826)
                                                                             ===============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Strong Mid Cap Growth Fund II
                                                                           ----------------------------------
                                                                             Year Ended         Year Ended
                                                                            Dec. 31, 2002      Dec. 31, 2001
                                                                           ---------------    ---------------
Operations:
   Net Investment Income (Loss)                                              ($2,067,802)       ($2,870,609)
   Net Realized Gain (Loss)                                                  (95,593,698)      (170,282,427)
   Net Change in Unrealized Appreciation/Depreciation                        (19,016,326)        13,732,617
                                                                           -------------      -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations          (116,677,826)      (159,420,419)
Distributions From Net Investment Income                                              --                 --
Capital Share Transactions:
   Proceeds from Shares Sold                                                  57,754,518         86,339,059
   Proceeds from Reinvestment of Distributions                                        --                 --
   Payment for Shares Redeemed                                               (91,865,975)      (135,070,133)
                                                                           -------------      -------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions     (34,111,457)       (48,731,074)
                                                                           -------------      -------------
Total Increase (Decrease) in Net Assets                                     (150,789,283)      (208,151,493)
Net Assets:
   Beginning of Year                                                         322,725,593        530,877,086
                                                                           -------------      -------------
   End of Year                                                             $ 171,936,310      $ 322,725,593
                                                                           =============      =============
   Undistributed Net Investment Income (Loss)                              $          --      $          --
Transactions in Shares of the Fund:

   Sold                                                                        4,325,468          4,460,006
   Redeemed                                                                   (7,210,027)        (7,204,007)
                                                                           -------------      -------------
   Net Increase (Decrease) in Shares of the Fund                              (2,884,559)        (2,744,001)
                                                                           =============      =============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     Strong Mid Cap Growth Fund II (a series of Strong Variable Insurance Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2002, approximately 47% and 13% of the Fund's shares were owned by the separate accounts of two insurance companies.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted or illiquid securities at December 31, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D)  Certain Investment Risks-- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains 10 or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations and in
          Note 4.

     (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in the Deutsche Daily Assets Fund. At December 31, 2002, the Fund had no securities on loan.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
December 31, 2002

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

 3.  Related Party Transactions
     The Advisor provides investment advisory and related services to the Fund. Effective November 30, 2001, Strong Investor Services, Inc. ("the Administrator") provides administrative, shareholder recordkeeping and related services to the Fund. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Fund are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Advisor are included in Other in the Fund's Statement of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets in the Fund's Statement of Operations and in Note 4. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor or Administrator at December 31, 2002, shareholder servicing and other expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2002 were $83,811, $820,572, $4,476 and $5,971, respectively.

 4.  Expense Offsets
     Expense offsets during the year ended December 31, 2002 included expense waivers and absorptions, earnings credits and directed brokerage credits of $640,221, $6,452 and $60,400, respectively.

 5.  Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At December 31, 2002, there were no outstanding borrowings by the Fund under the LOC.

 6.  Investment Transactions
     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002 were $1,174,168,080 and $1,206,799,410, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

 7.  Income Tax Information
     At December 31, 2002, the cost of investments in securities for federal income tax purposes was $184,272,581. Net unrealized depreciation of securities was $8,845,612, consisting of gross unrealized appreciation and depreciation of $6,726,947 and $15,572,559, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2002, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                      2002 Income Tax Information                    2001 Income Tax Information
                                      ------------------------------------------------------------- -----------------------------
                                         Ordinary       Long-Term      Net Capital                    Ordinary       Long-Term
                                          Income      Capital Gains       Loss        Post-October     Income       Capital Gains
                                       Distributions  Distributions    Carryovers        Losses      Distributions  Distributions
                                      -------------- --------------- -------------- --------------- -------------- --------------
     Strong Mid Cap Growth II Fund         $--           $--          $330,667,632    $1,746,827       $--             $--

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2002 is as follows:

                                      Balance of                                     Balance of
                                     Shares or Par       Gross       Gross sales    Shares or Par       Value       Realized
                                      Value Held       Purchases        and           Value Held       Dec. 31,       Gain
                                     Jan. 1, 2002    and Additions   Reductions     Dec. 31, 2002       2002        on Sales
                                     -------------   -------------   -----------    -------------      --------     --------
     Strong Mid Cap Growth Fund II
     -----------------------------
     Retailers Holders Trust             --            30,500         (30,500)           --               $--       $74,679

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                     -----------------------------------------------------------
                                                                       Dec. 31,     Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                             2002         2001       2000        1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $16.38      $23.66     $30.37      $16.02     $12.45

Income From Investment Operations:
     Net Investment Income (Loss)                                         (0.12)      (0.15)     (0.16)      (0.02)     (0.02)
     Net Realized and Unrealized Gains (Losses) on Investments            (6.03)      (7.13)     (4.51)      14.40       3.59
--------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                     (6.15)      (7.28)     (4.67)      14.38       3.57
Less Distributions:
     From Net Investment Income                                              --          --         --          --      (0.00)/(b)/
     From Net Realized Gains                                                 --          --      (2.04)      (0.03)        --
--------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                     --          --      (2.04)      (0.03)     (0.00)/(b)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $10.23      $16.38     $23.66      $30.37     $16.02
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                         -37.6%      -30.8%     -14.8%      +89.9%     +28.7%
     Net Assets, End of Period (In Thousands)                          $171,936    $322,726   $530,877    $323,884    $16,730
     Ratio of Expenses to Average Net Assets before Expense Offsets         1.5%        1.4%       1.2%        1.2%       1.6%
     Ratio of Expenses to Average Net Assets                                1.2%        1.2%       1.2%        1.1%       1.2%
     Ratio of Net Investment Income (Loss) to Average Net Assets           (0.9%)      (0.7%)     (0.7%)      (0.2%)     (0.3%)
     Portfolio Turnover Rate                                              521.8%      628.5%     601.4%      647.7%     329.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Mid Cap Growth Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Mid Cap Growth Fund II (a series of Strong Variable Insurance Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.
     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

     Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

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NOTES
--------------------------------------------------------------------------------

                                                                              18

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NOTES
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                                                                              19

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30276 03-03

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

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[STRONG LOGO]

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